Exhibit 10.3.2
*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED
IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS
BEEN OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER
17 C.F.R. SECTIONS 200-.80(B)(4), 20083 AND 230.406
AMENDMENT NO. 8 TO THE AMENDED AND RESTATED
SYSTEM EQUIPMENT PURCHASE AGREEMENT
     THIS AMENDMENT NO. 8 (this “Amendment” or “Amendment No. 8”) is made and entered into by and between Cricket Communications, Inc., a Delaware corporation (“Owner”) and Lucent Technologies Inc., a Delaware corporation (“Vendor”), collectively (the “Parties”) and is effective as of October 1, 2005 (the “Amendment No. 8 Effective Date”).
RECITALS
     A. WHEREAS, Owner and Vendor are parties to that certain Amended and Restated System Equipment Purchase Agreement, dated as of June 30, 2000 (the “SEPA”), as amended by Amendment No. 1, effective March 22, 2002 (“Amendment No. 1”), Amendment No. 2, effective March 22, 2002 (“Amendment No. 2”), Amendment No. 3, effective March 22, 2002 (“Amendment No. 3”), Amendment No. 4, effective September 10, 2002 (“Amendment No. 4”), the Letter Agreements dated September 30, 2002 and December 30, 2002 (the “Letter Agreements”), Amendment No. 5, executed on September 23, 2003 (“Amendment No. 5”), Amendment No. 6 effective February 4, 2004 (“Amendment No. 6”) and Amendment No. 7 effective January 1, 2005; The SEPA, Amendment Nos. 1-7 and the Letter Agreements are collectively referred to herein as (the “Contract” or “SEPA”).
     B. NOW, THEREFORE, incorporating the Recitals herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Vendor and Owner agree as follows:
1. EFFECTIVE DATE AND CONTRACT TERM EXTENSION
This Amendment shall become effective as of the Amendment No. 8 Effective Date stated above. The definition of “Contract Term” in Section 1.1 is hereby amended in its entirety to read as follows:
“Contract Term” means the period commencing on the Effective Date of the original Contract, September 20, 1999, and ending September 30, 2008, unless terminated earlier in accordance with the terms and conditions hereof, or unless extended by the mutual written consent of the parties hereto.”
2. SCOPE
Except as expressly modified herein, the terms of the SEPA, including all attachments, shall remain in full force and effect. To the extent there may be any conflicts as related to the subject matter herein, the documents shall control and take precedence in following order: (a) this Amendment; (b) the SEPA; and (c) attachments to the SEPA.

FINAL FOR EXECUTION	Amendment No. 8
All capitalized terms not otherwise defined herein shall have the same meaning and effect as in the SEPA.
3. AGREEMENT MODIFICATIONS
3.1 Scope and Purchase Commitment:
This Amendment No. 8 reflects the agreement between the Parties with respect to upgrading the Equipment and Software in Owner’s Amendment No. 8 Existing Markets and Owner’s New Markets. “Amendment No. 8 Existing Markets” means all Markets previously awarded to Vendor and for which Owner’s System operates with Vendor’s Products as of the Amendment No. 8 Effective Date. “New Markets” means any Market of Owner, whether existing now or in the future, other than the Amendment No. 8 Existing Markets.
Owner commits to purchase Products and Services from Vendor over a three-year period (effective from October 1, 2005 to September 30, 2008, referred to herein as the “Amendment No. 8 Purchase Commitment Term”) totaling not less than [$119,000,000] before potential credits to be earned by Owner pursuant to Section 3.5 below (the “Amendment No. 8 Purchase Commitment”).
All purchases of Products by Owner under this Contract, and purchases by Owner’s Affiliate under any separate agreement entered into between Vendor and such Owner’s Affiliate on terms similar to this Contract, during the Amendment No. 8 Purchase Commitment Term (an “Affiliate Contract”) shall be credited toward the Amendment No. 8 Purchase Commitment under the conditioned as stated below.
All purchases by any Affiliate of Owner under a separate Affiliate Contract with Vendor shall be credited toward the Amendment No. 8 Purchase Commitment, except to the extent that any such purchases are made toward satisfaction of any separate purchase commitment contained in such Affiliate Contract. All purchases under such Affiliate Contract shall first be applied to such purchase commitment to Vendor, if any, in such Affiliate Contract, and after satisfaction of such purchase commitment, then all additional purchases in excess of such purchase commitment under the Affiliate Contract shall be credited toward the Amendment No. 8 Purchase Commitment. “Affiliate,” means any entity that is greater than fifty percent (50%) owned, either directly or indirectly, by Owner, and such affiliate shall not otherwise be partially owned or controlled by any vendor in competition with Vendor.
Owner shall not have failed to satisfy the Amendment No. 8 Purchase Commitment to the extent of any of the following: (i) Vendor’s rejection of any purchase order, where such Purchase Order is in compliance with the terms and conditions of the applicable contract (i.e., this Contract or an Affiliate’s Contract with Vendor), provided that Owner or the Affiliate, as applicable, is not in arrears in its payments under such contract and is not in material breach of such contract; (ii) Vendor’s failure, which failure shall be solely due to
Lucent Technologies Inc. and Cricket Proprietary
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FINAL FOR EXECUTION	Amendment No. 8
Vendor’s actions or inactions, to timely deliver the Products in accordance with the delivery intervals set forth in Vendor’s applicable quotes; (iii) the Products failing to substantially conform to the applicable Specifications, and Owner or Affiliate, as applicable, has elected to reject such Products on the basis of such non-conformance; or (iv) payments for Products or Services received by Owner or the Affiliate, as applicable, that are not yet due and payable pursuant to the terms of the applicable contract.
3.2 Upgrades to Amendment No. 8 Existing Markets:
Upgrades to Systems in Owner’s Amendment No. 8 Existing Markets may include, at Owner’s election, (a) Enhanced Cellular Processor (“ECP”) Software Maintenance Releases *** at the prices set forth in Attachment A to this Amendment No. 8, before credits, where Attachment A identifies that hardware and software required based on Vendor’s analysis of Owner’s network data provided by Owner to Vendor as of this Amendment No. 8 Effective Date, in order to install and operate such Software Maintenance Releases, and (b) Vendor’s data solution (“EvDO”) Rev 0 and Rev A at the prices set forth in Attachment C to this Amendment No. 8, before credits. In the event that additional hardware or software elements not included under this Amendment No. 8, including attachments hereto, are required to be installed in an Amendment No. 8 Existing Market in order for such Market to be upgraded to and operate with such Software Maintenance Releases, Vendor shall supply such hardware and software to Owner ***. Notwithstanding the preceding sentence, should Owner’s network data prove *** then Owner shall be ***.
Deployment of *** will occur ***. MSC upgrades required to support Colorado Springs are as described in Attachment B.
3.3 EvDO Rev 0/Rev A — E&I Pricing (Existing Markets):
Engineering and Installation charges applicable to the deployment of EvDO Rev 0 and Rev A are set forth in Attachment C to this Amendment No. 8.
3.4 Loan of ***:
Owner and Vendor shall mutually agree on a delivery schedule for the *** to be ordered by Owner. From the date of delivery until the later of July 31, 2006 or two months after the date that Vendor *** shall provide ***, or the equivalent ***. Should (i) *** not be installed by Vendor in all Existing Markets, and such installation delay within such Existing Market was due solely to Vendor’s actions or inactions, or (ii) should the *** not perform therein in accordance with Exhibit I by *** then Owner and Vendor shall ***. Should Owner ***.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Lucent Technologies Inc. and Cricket Proprietary
Use pursuant to Company instructions

FINAL FOR EXECUTION	Amendment No. 8
3.5 Credits:
3.5.1 Earned Credits:
(a) At such time during the Amendment No. 8 Purchase Commitment Term that Owner together with all Affiliates make a total of *** in purchases (net of credits, if any applied) under this Contract and/or any Affiliate Contracts, then Owner and the Affiliates collectively shall earn *** in credits under this Contract. For every additional *** (net of credits, if any applied) collectively purchased as applicable under this Amendment No. 8 and/or any Affiliate Contracts, as applicable, Owner and its Affiliates collectively shall earn an additional *** in credits under this Contract. ***

Net Purchases*	Credits Earned	Cumulative Credits Earned

***	***	***

* “Net Purchases” means all gross purchases, minus any sales tax included in such amounts, minus all credits earned and applied to such purchases as designated by Owner.
(b) In addition, should Owner purchase Vendor’s Anypath Messaging for a minimum of *** in Equipment and Software (excluding Services), Vendor shall provide additional credits of *** to the above credits of ***, bringing total potential credits available to Owner of ***. Vendor’s Anypath Messaging configuration is per Attachment D to this Amendment No. 8.
3.5.2 Application of Owner’s Credits:
Credits earned may be applied as designated by Owner in writing towards Owner’s then outstanding accounts receivable balance with Vendor. Earned credits may be applied toward Product purchases for Amendment No. 8 Existing Markets or New Markets. Notwithstanding the above, upon the earlier of Termination of the Contract or expiration of the Contract Term, including any extension thereof, ***.
3.6 ARMF (TSS/BRSS/Mobility RTSA/INS RTSA/RES/OFS) Pricing:
Vendor’s standard ARMF fee is *** per ECP as of the Amendment No. 8 Effective Date. In consideration in part of Owner’s Amendment No. 8 Purchase Commitment, Vendor pricing for ARMF for all Markets shall be discounted as follows:

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Lucent Technologies Inc. and Cricket Proprietary
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FINAL FOR EXECUTION	Amendment No. 8

Calendar Yr	Current Pricing/ECP	Discount	Revised Pricing /ECP
2005	***	***	***
2006	***	***	***
2007	***	***	***
2008	***	***	***
Upon Owner’s Commercial Service Launch Date ***.
3.7 New Market Pricing — 3G-1X:
Pricing for New Markets shall be per Attachment C. In connection with Owner’s deployment of Systems in New Markets, Vendor shall provide to Owner, at the time of purchase, ***.
3.8 Attachments:
The following Attachments are hereby incorporated by reference herein:
Attachment A: Existing Markets — Upgrades ***
Attachment B: MSC Upgrades to Support Co. Springs
Attachment C: New Market Pricing and EvDO Rev 0 and Rev A Pricing
Attachment D: AnyPath Voice Messaging

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Lucent Technologies Inc. and Cricket Proprietary
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FINAL FOR EXECUTION	Amendment No. 8
IN WITNESS WHEREOF, the authorized representatives of the parties hereto have executed this Amendment No. 8 on the dates set forth below.

OWNER		VENDOR

Cricket Communications, Inc.		Lucent Technologies Inc.

By:	/s/ Glenn Umetsu	By:	/s/ Gerald T. Kafaro

Name:	Glenn Umetsu	Name:	Gerald T. Kafaro

Title:	EVP & CTO	Title:	Sales Vice President

Date:	October 5, 2005	Date:	October 5, 2005
Lucent Technologies Inc. and Cricket Proprietary
Use pursuant to Company instructions

FINAL FOR EXECUTION	Amendment No. 8
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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Lucent Technologies Inc. and Cricket Proprietary
Use pursuant to Company instructions